Exhibit 10.29

DEERFIELD PARTNERS, L.P.

c/o Deerfield Management Company, L.P.

780 Third Avenue, 37th Floor

New York, NY 10017

December 20, 2016

Dynavax Technologies Corporation

2929 Seventh Street, Suite 100

Berkeley, CA 94710-2753

Attention: General Counsel

Ladies and Gentlemen:

Reference is hereby made to that certain Note Purchase Agreement, dated as of October 26, 2016 (the “Note Purchase Agreement”), by and between DYNAVAX TECHNOLOGIES CORPORATION, a Delaware corporation (the “Borrower”), the purchasers party thereto from time to time, and DEERFIELD PARTNERS, L.P., as collateral agent (the “Collateral Agent”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Note Purchase Agreement.

The Borrower has advised the Collateral Agent that it desires to terminate, and desires for it and the other Credit Parties to be discharged and relieved from their obligations to the Collateral Agent and Purchasers under, the Credit Documents, including the Note Purchase Agreement, other than obligations of the Borrower and the other Credit Parties in favor of the Purchasers and the Collateral Agent under the indemnification and expense reimbursement provisions of the Credit Documents (including, without limitation, Sections 9.1 and 9.2 of the Note Purchase Agreement), and other provisions of the Credit Documents which by their express terms survive termination of the Credit Documents pursuant to Section 9.13 of the Note Purchase Agreement or otherwise (collectively, the “Contingent Obligations”), and by its execution hereof, the Borrower and the other Credit Parties hereby acknowledge, confirm and reaffirm such survival.

In connection with the Borrower’s aforementioned desires, the Purchasers and the Collateral Agent are willing to terminate all of the Credit Documents and discharge and relieve the Borrower and the other Credit Parties from their obligations to the Collateral Agent and Purchasers under the Credit Documents other than the Contingent Obligations upon payment by the Borrower of an amount equal to the Grace Fee, calculated in accordance with Section 2.4(b)(iii) of the Note Purchase Agreement (such amount, the “Termination Amount”), and hereby instruct the Borrower to pay or cause to be paid to the Purchasers the Termination Amount, by wire transfer of United States dollars in immediately available funds, in accordance with the following instructions:

Payee: Deerfield Partners, L.P. Amount of Termination Amount to be Paid to Payee: $657,000.00
Wiring Information:	Citibank, N.A. New York
ABA # 021-000-089
A/C Morgan Stanley & Co. NY
A/C # 38890774
Sub A/C Deerfield Partners, L.P.
Sub A/C # 038-036208

Payee: Deerfield International Master Fund, L.P. Amount of Termination Amount to be Paid to Payee: $843,000.00
Wiring Information:	Citibank, N.A. New York
ABA # 021-000-089
A/C Morgan Stanley & Co. NY
A/C # 38890774
Sub A/C Deerfield International Master Fund, L.P.
Sub A/C # 038-CDFCZ3

In consideration of receipt by the Purchasers of the Termination Amount (the day of such receipt, the “Termination Date”), the Purchasers and the Collateral Agent agree that the Note Purchase Agreement and each other Credit Document shall automatically terminate and be of no further force and effect and each of the parties thereto shall cease to have any rights or obligations thereunder, including any obligation of the Borrower to pay the Grace Fee pursuant to Section 2.4(b)(ii) of the Note Purchase Agreement, and shall be relieved and discharged therefrom; provided, however, that nothing herein is intended or shall be deemed or construed to terminate (x) the Contingent Obligations, all of which shall continue after the Termination Date, and any payment of the Termination Amount or (y) claims that arise because the Collateral Agent or any Purchaser is required by a court or similar body for any reason to disgorge any amounts paid over to it by, or on behalf of, any Credit Party.

This letter agreement may be executed or otherwise authenticated in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed or otherwise authenticated and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Any such counterpart which may be delivered by facsimile, email or similar electronic transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this letter agreement.  THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Notwithstanding anything to the contrary herein, if the Purchasers have not received payment of the Termination Amount as contemplated herein on the date hereof, then this letter agreement shall automatically terminate and shall be of no further force or effect.

- Remainder of Page Intentionally Left Blank -

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be executed by their duly authorized officers as of the date first above written.

DEERFIELD PARTNERS, L.P., as Collateral Agent and as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ DAVID J. CLARK
Name:	David J. Clark
Title:	Authorized Signatory

DEERFIELD INTERNATIONAL MASTER FUND, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ DAVID J. CLARK
Name:	David J. Clark
Title:	Authorized Signatory

Signature Page to Deerfield – Dynavax Termination Letter

ACKNOWLEDGED AND AGREED as of the date first written above:

DYNAVAX TECHNOLOGIES CORPORATION, as the Borrower

By:	/s/ MICHAEL OSTRACH
Name:	Michael Ostrach
Title:	Senior Vice President

Signature Page to Deerfield – Dynavax Termination Letter